Exhibit 99.2

iCAD APPOINTS R. SCOTT AREGLADO AS CHIEF FINANCIAL OFFICER

NASHUA, N.H. — May 6, 2019 – iCAD, Inc. (NASDAQ: ICAD), a global medical technology leader providing innovative cancer detection and therapy solutions, today appointed R. Scott Areglado as Chief Financial Officer. Mr. Areglado has been serving as interim Chief Financial Officer since December 2018, and previously held the role of Corporate Controller at iCAD since May 2011.

“Scott has consistently demonstrated the vision and leadership we sought for this role, and we are pleased to appoint him as Chief Financial Officer,” said Michael Klein, Executive Chairman and Chief Executive Officer. “Scott’s financial expertise has been instrumental as we’ve executed on the appropriate infrastructure investments to support the successful U.S. commercial launch of ProFound AI™, our latest, deep-learning, cancer detection software solution for digital breast tomosynthesis. We look forward to further significant contributions from Scott as our business continues to grow.”

Mr. Areglado has served as interim Chief Financial Officer since December 2018. Prior to this, he was Vice President and Corporate Controller from May 2011, and previously held the role of interim Chief Financial Officer from September 2016 to November 2016. From 2005 to 2010, Mr. Areglado served as Vice President and Controller at AMICAS, Inc., a NASDAQ-listed image and information management solutions company serving the healthcare industry, where he led the financial statement preparation and accounting operations for the company, including support for the successful acquisition of the company by Merge Healthcare. Mr. Areglado has more than 25 years of experience in finance and accounting and was a Certified Public Accountant from 1990 to 2007. He received a Master of Business Administration degree from the Franklin W. Olin Graduate School of Business at Babson College and a Bachelor of Business Administration degree in Accounting from the University of Massachusetts, Amherst.

About iCAD, Inc.

Headquartered in Nashua, N.H., iCAD is a global medical technology leader providing innovative cancer detection and therapy solutions. For more information, visit www.icadmed.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited, to the Company’s ability to defend itself in litigation matters, to achieve business and strategic objectives, the risks of uncertainty of patent protection, the impact of supply and manufacturing constraints or difficulties, uncertainty of future sales levels, protection of patents and other proprietary rights, the impact of supply and manufacturing constraints or difficulties, product market acceptance, possible technological obsolescence of products, increased competition, litigation and/or government regulation, changes in Medicare or other reimbursement policies, risks relating to our existing and future debt obligations, competitive factors, the effects of a decline in the economy or markets served by the Company; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The words “believe,” “demonstrate,” “intend,” “expect,” “estimate,” “will,” “continue,” “anticipate,” “likely,” “seek,” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. The Company is under no obligation to provide any updates to any information contained in this release. For additional disclosure regarding these and other risks faced by iCAD, please see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.icadmed.com and on the SEC’s website at http://www.sec.gov.

98 Spit Brook Road, Suite 100 Nashua, NH 03062

phone: 603.882.5200 toll free: 866.280.2239 fax: 603.218.6658

www.icadmed.com

Contact:

Media Inquiries:

iCAD, Inc.

603.882.5200

pr@icadmed.com

or

Investor Relations:

LifeSci Advisors

Jeremy Feffer

(212) 915-2568

jeremy@lifesciadvisors.com

98 Spit Brook Road, Suite 100 Nashua, NH 03062

phone: 603.882.5200 toll free: 866.280.2239 fax: 603.218.6658

www.icadmed.com